Exhibit 11 under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Financial Highlight" and to the use of our report dated October 9, 1998, in Post-Effective Amendment Number 23 to the Registration Statement (Form N-1A No. 2-98491) and the related Prospectus of Federated ARMs Fund, dated October 31, 1998.



By: /s/ ERNST & YOUNG LLP
ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
October 23, 1998